Exhibit 99.1

Berkshire Hathaway Inc. to Acquire OxyChem

OMAHA and HOUSTON, October 2, 2025 – Berkshire Hathaway (NYSE: BRK) and Occidental (NYSE: OXY) today announced a definitive agreement for Berkshire Hathaway to acquire Occidental’s chemical business, OxyChem, in an all-cash transaction for $9.7 billion, subject to customary purchase price adjustments. OxyChem is a global manufacturer of commodity chemicals vital to quality of life, with applications in water treatment, pharmaceuticals, healthcare and commercial and residential development.

“This transaction strengthens our financial position and catalyzes a significant resource opportunity we’ve been building in our oil and gas business for the last decade. I’m incredibly proud of the impressive work the team has done to create this strategic opportunity that will unlock 20+ years of low-cost resource runway and deliver meaningful near and long-term value,” said Vicki Hollub, President and Chief Executive Officer. “OxyChem has grown under Occidental into a well-run, safely operated business with best-in-class employees, and we are confident the business and those employees will continue to thrive under Berkshire Hathaway’s ownership.”

“Berkshire is acquiring a robust portfolio of operating assets, supported by an accomplished team,” said Greg Abel, Vice Chairman of Non-Insurance Operations at Berkshire. “We look forward to welcoming OxyChem as an operating subsidiary within Berkshire. We commend Vicki and the Occidental team for their commitment to Occidental’s long-term financial stability, as demonstrated by their plan to use proceeds to reinforce the company’s balance sheet.”

Transaction Details
Under the terms of the agreement, Occidental will sell OxyChem to Berkshire Hathaway for cash consideration of $9.7 billion, subject to customary purchase price adjustments. Occidental expects to use $6.5 billion of the transaction proceeds to reduce debt and achieve the target of principal debt below $15 billion set following the December 2023 announcement of its CrownRock acquisition. An Occidental subsidiary will retain OxyChem’s legacy environmental liabilities, and Glenn Springs Holdings, Inc. will continue to manage existing remedial projects for that subsidiary. The transaction is expected to close in the fourth quarter of 2025, subject to regulatory approvals and other customary closing conditions. Additional details are available in a presentation on the investor section of Occidental’s website.

About Berkshire Hathaway
Berkshire Hathaway and its subsidiaries engage in diverse business activities including insurance and reinsurance, utilities and energy, freight rail transportation, manufacturing, services and retailing. Common stock of the company is listed on the New York Stock Exchange, trading symbols BRK.A and BRK.B.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of America. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas, and includes our Oxy Low Carbon Ventures subsidiary, which is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. We are dedicated to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Advisors
Occidental’s financial advisor is Barclays and its legal counsel is Cravath, Swaine & Moore LLP.

Occidental’s Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental’s expectations, beliefs, plans or forecasts, including the proposed sale of Occidental’s chemical business to Berkshire Hathaway Inc. (Berkshire) and the benefits of such sale. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Actual outcomes or results may differ from anticipated results, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: Occidental’s ability to consummate the proposed transaction with Berkshire (the Transaction); the possibility that any or all of the conditions to the Transaction may not be satisfied or waived, including the failure to obtain the regulatory approvals required for the Transaction on the terms expected or on the anticipated schedule or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement relating to the Transaction; the effect of the announcement or pendency of the Transaction on our ability to attract, motivate or retain key executives and employees, our ability to maintain relationships with our customers, vendors, service providers and others with whom we do business, or our operating results and business generally; risks related to the Transaction diverting management’s attention from our ongoing business operations; that the Transaction may not achieve some or all or any of the anticipated benefits or be completed in accordance with expected plans and timelines; general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental’s proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; government actions (including the effects of announced or future tariff increases and other geopolitical, trade, tariff, fiscal and regulatory uncertainties), war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental’s ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental’s ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections or projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, natural gas liquids (NGL) and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental’s ability to recognize intended benefits from its business strategies and initiatives, such as Occidental’s low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; changes in government grant or loan programs; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental’s counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates, deductions, incentives or credits; and actions by third parties that are beyond Occidental’s control. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “think,” “envision,” “expect,” “aim,” “goal,” “target,” “objective,” “commit,” “advance,” “guidance,” “priority,” “focus,” “assumption,” “likely” or similar expressions that convey the prospective nature of events or outcomes generally indicate forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statement as a result of new information, future events or otherwise. Other factors that could cause actual results to differ from those described in any forward-looking statement appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2024 and in Occidental’s other filings with the U.S. Securities and Exchange Commission.

Contacts:

Berkshire Hathaway Inc.
Marc D. Hamburg
402-346-1400

Occidental
Media
Eric Moses
713-497-2017
eric_moses@oxy.com

Investors
R. Jordan Tanner
713-552-8811
investors@oxy.com